A&Q Technology Fund LLC

Schedule of Portfolio Investments

(Unaudited)

March 31, 2024

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$12,037,466	$14,144,879	10.72%	7/1/2019	Quarterly	45 days	3/31/2024		$14,144,879
Averill Partners L.P.	US/Canada	8,273,973	12,330,542	9.35	4/1/2021	Quarterly	60 days	3/31/2024	(d)	$3,082,636
Biomedical Value Fund, L.P.	US/Canada	13,177,260	20,562,771	15.59	3/1/2019	Quarterly	120 days	3/31/2024		$20,562,771
Cadian Fund, L.P.	US/Canada	10,500,000	12,628,021	9.57	12/1/2022	Quarterly	60 days	3/31/2024	(d)	$3,157,005
G2 Investment Partners QP, L.P.	US/Canada	5,108,908	12,227,242	9.27	5/1/2014	Monthly	60 days	3/31/2024	(e)	$6,113,621
Jericho Capital Partners L.P.	US/Canada	4,696,723	18,264,214	13.85	5/1/2011	Quarterly	60 days	3/31/2024		$18,264,214
PFM Healthcare Fund, L.P.	US/Canada	14,000,000	16,182,981	12.27	9/1/2022	Quarterly	45 days	3/31/2024		$16,182,981
Visium Balanced Fund, L.P.	US/Canada	—	—	0.00	1/1/2010	N/A	N/A	N/A	(f)	N/A
Woodline Fund LP	Global	13,532,384	23,308,401	17.67	8/1/2019	Quarterly	60 days	3/31/2024	(d)	$5,827,100

Equity Hedged Subtotal		81,326,714	129,649,051	98.29

Total Investment Funds		$81,326,714	$129,649,051	98.29%

Cash Equivalents	Shares	Cost	Fair Value	% of Members’ Capital

UBS Select Treasury Institutional Fund, 5.21% (g)	410,094	$410,094	$410,094	0.31%

Total Cash Equivalents	410,094	$410,094	$410,094	0.31%

Total Investments and Cash Equivalents		$81,736,808	$130,059,145	98.60%

Other Assets less Liabilities			1,841,861	1.40

Net Assets			$131,901,006	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(f)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(g)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) Inc. The rate shown is the current yield as of March 31, 2024. The audited financial statements of this entity can be found at www.sec.gov.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

March 31, 2024

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $129,649,051. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $129,649,051) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2024, the Investment Funds in the equity hedged strategy had $60,494,206 representing 47% of the value of the investments in this category, subject to an investor level gate. An Investment Fund representing less than 1% of the value of investments in this category is held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2024.

Please refer to the December 31, 2023 financial statements for full disclosure on the Fund’s portfolio valuation methodology.